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                                   EXHIBIT 1.5

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                                                               ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-89990 for Hartford Life Insurance Company Separate Account VL II on Form S-6.

                                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
December 4, 2000